Use of Judgements and Estimates	12 Months Ended
Dec. 31, 2025
Use of Judgements and Estimates [Abstract]
USE OF JUDGEMENTS AND ESTIMATES
4.	Use of judgements and estimates

In preparing these consolidated financial statements, management has made judgements, estimates and assumptions that affect the application of the Company’s accounting policies and the reported amounts of assets, liabilities, income and expense. Actual results may differ. Estimates and underlying assumptions are reviewed on an on-going basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Judgements and estimates that have the most significant effect on the amounts recognized in the Company’s consolidated financial statements are as follows:

a)	Accounting for streaming & royalty arrangements

Management has applied judgment in the assessment that the Stream Agreement (Note 11) constitutes a contract for the future sale of commodities to the counterparty. The contract will be settled through the delivery of commodity and in no event settled in cash except in the event of specific non-operational scenarios. The deposit is therefore recorded as deferred revenue and is not a financial liability. Management assessed that the contract contained a significant financing component, which required making estimates, with information reasonably available to the parties at contract inception, of the quantity and the cash selling price of the promised goods to be delivered under the Stream Agreement in order to determine the implicit interest rate of the agreement. These estimates are subject to variability and may have an impact on the timing and amount of revenue recognized. Management exercised judgment in applying IFRS 15, as the treatment of the deposit as a contract liability is a key judgment and is based on the expected delivery of the Company’s future production.

The key estimates used to arrive at the implicit interest rate in the agreement are:

●	based on an internal mine development model with a mine start date of 2030, with a 55 year mine life

●	gold price of $2,904 per ounce

●	discount rate of 4.6%

The value of the Royalty Agreement and the Stream Agreement was based on the separate contracts and cash received for each (Note 11). Analysis was performed based on the internal mine development model referenced above, considering multiple scenarios which impact the royalty contract metrics and returns to support the values attributed in the contracts.

b)	Reclamation provision

The ultimate costs for reclamation and rehabilitation are uncertain, and cost estimates can vary in response to many factors, including estimates of the nature, extent and timing of rehabilitation activities, technological changes, regulatory changes, changes in inflation rates, the risk-free interest rate used for discounting future cash flows, foreign exchange rates, and estimates of the underlying currencies in which the provisions will ultimately be settled. The Company estimates its costs based on studies using current restoration standards and techniques, and the provision at the reporting date represents management’s best estimate of the present value of the future rehabilitation costs required. Significant assumptions related to the reclamation provision are disclosed in Note 9.

c)	Valuation of exploration and evaluation assets

The application of the Company’s accounting policy for exploration and evaluation assets requires estimates in determining whether it is likely that future economic benefits will flow to the Company, which may be based on assumptions about future events or circumstances. Capitalized acquisition costs are assessed for impairment at least annually or when facts and circumstances suggest that the carrying amount of an exploration and evaluation asset may exceed its recoverable amount. Judgement is required in determining whether indicators of impairment exist, including factors such as the period for which the Company has the right to explore, expected renewals of exploration rights, whether expenditures on further exploration and evaluation of resource properties are planned, results of exploration and evaluation activities on the exploration and evaluation assets and future commodity prices.

A lack of expenditure on the La Verde asset in prior years was deemed to be an indictor of impairment as at December 31, 2025 and an impairment test was performed accompanied by an independent valuation of the La Verde asset. The fair market value was estimated using the market approach, specifically using the comparable in-situ resource multiples observed for guideline public companies and comparable transactions. There was no impairment resulting from the test. There were no indicators of impairment identified for the Company’s other Exploration and Evaluation assets.

d)	Going concern evaluation

As discussed in Note 1, these consolidated financial statements have been prepared under the assumptions applicable to a going concern. If the going concern assumption were not appropriate for these consolidated financial statements, then adjustments would be necessary to the carrying value of assets and liabilities, the reported expenses, and the statement of financial position classifications used and such adjustments could be material. The Company reviews the going concern assessment at the end of each reporting period. The Company’s assessment of its ability to continue as a going concern requires significant judgement about whether there are material uncertainties that may cast significant doubt about the Company’s ability to continue as a going concern. The Company must determine whether sufficient financing will be obtained in the near term.

e)	Mineral Reserves and Resources

Mineral reserve and resource estimates are prepared by Qualified Persons in compliance with NI 43-101 standards. These estimates rely on expert judgment regarding geological data, mining methods, and production scheduling, alongside key assumptions for costs and metal pricing. Any updates to this data or these assumptions can alter the economic viability of our projects, leading to revisions that may impact asset valuations, depreciation rates, tax strategies, and restoration provisions.